UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2013

InterDigital, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-33579	23-1882087
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

200 Bellevue Parkway, Suite 300, Wilmington, Delaware 19809-3727
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 302-281-3600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)    Compensatory Arrangements of Certain Officers.

1.	Approval of Long-Term Compensation Awards.
On January 18, 2013, the compensation committee (the “committee”) of the board of directors of the company approved:
(i) the following participation levels and allocations for the 2013-2015 cycle under the company’s Long-Term Compensation Program (“LTCP”):

Executive	Target Payout
William J. Merritt	$1,500,000
Richard J. Brezski	$500,000
Scott A. McQuilkin	$750,000
James J. Nolan	$600,000
Lawrence F. Shay	$1,000,000

For each Executive, 25% of the target payout is paid in the form of restricted stock units (“RSUs”) that vest based on continued service at the end of the three-year cycle; 25% of the target payout is paid in the form of stock options, which vest ratably over three years and have a seven-year term; and 50% of the target payout is paid in the form of performance-based RSUs based on the company’s achievement during the 2013-2015 cycle of pre-approved goals established by the committee.
(ii) the following discretionary awards, paid in the form of time-based RSUs, for the following Executives:

Executive	Time-Based RSUs
William J. Merritt	25,000
Scott A. McQuilkin	12,000
James J. Nolan	9,000
Lawrence F. Shay	15,000

For each Executive, the discretionary award vests with respect to one-third of the RSUs subject to the award on each of the grant date and the first two anniversaries of the grant date.

2.	Amended Long-Term Incentive Compensation Program
On January 18, 2013, the committee approved an amended LTCP. Our Executives, along with other employees of the company, are eligible to participate in the LTCP. Under the terms of the amended LTCP, effective for the cycle that began on January 1, 2013 and cycles thereafter, the participants in the LTCP will receive their LTCP participation in the form of time-based RSUs, that generally vest in full at the end of the three-year cycle, stock options, that ratably vest over the three-year cycle, and performance-based awards granted under the long-term incentive plan (“LTIP”) component of the LTCP, which can be in the form of cash, equity-based awards and equity. The components of each participant’s LTCP award will be determined annually by our chief executive officer (or, in certain circumstances, our committee) and the form of the LTIP award will be determined by our committee. For the cycle beginning in 2013, our Executives will be awarded 25% of the LTCP target payout in the form of RSUs that vest based on continued service at the end of the three-year cycle, 25% of the LTCP target payout in the form of stock options, which vest ratably over three years and have a seven-year term, and 50% of the LTCP target payout under the LTIP in the form of performance-based RSUs which vest based on the company’s achievement during the 2013-2015 cycle of goals established by the committee. The terms of each of these awards for the 2013 cycle are described below.
The level of participation in the LTCP for our Executives will be determined yearly, and for the cycle beginning in 2013, is set forth above. Payouts of LTIP performance-based awards will be determined by the committee based on the company’s achievement of one of more performance goals during the cycle period, as established and approved by the committee. Payouts pursuant to the LTIP may exceed or be less than target, depending on the level of the company’s achievement of the performance goal(s). No payout may be made if the company fails to achieve the minimum level of performance for the applicable cycle, and the payout for any particular cycle is capped at 200% of target.
The description of the LTCP as set forth above is not complete and is qualified in all respects by reference to the LTCP. A copy of the LTCP is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

3.	Revised Form Award Agreements.
On January 18, 2013, the committee approved the form of Term Sheet and the form of Standard Terms and Conditions (together, the “Award Agreement”) for (i) Time-Based RSUs; (ii) Performance-Based RSUs; (iii) Stock Options; and (iv) Discretionary Time-Based RSUs, each to be used to set forth the terms of grants of time-based RSU awards, performance-based RSU awards, stock option awards and discretionary time-based RSU awards (each, an “Award”), respectively, to certain participants in the company’s 2009 Stock Incentive Plan, including the Executives.

a.	Form Award Agreement for Time-Based Restricted Stock Units.
The Award Agreement for time-based RSUs contemplates that each Award will vest on the third anniversary of the grant date, subject to the grantee’s continued employment through such date; provided, that (i) if the grantee’s employment with the company ceases due to death, Disability or termination by the company without Cause (each capitalized term as defined in the Award Agreement), then such grantee will become vested in a pro-rata portion of the Award; and (ii) if the grantee’s employment with the company ceases within one year following a Change in Control (as defined in the Award Agreement) due to a termination by the company without Cause (and other than by reason of the grantee’s death or Disability) or upon the grantee’s resignation for Good Reason (as defined in the Award Agreement), such grantee will become vested in 100% of the Award.

b.	Form Award Agreement for Performance-Based Restricted Stock Units
The Award Agreement for performance-based RSUs contemplates that each Award will vest on the third anniversary of the grant date, if at all, subject to the grantee’s continued employment through such date and the achievement of the performance goals and parameters set forth in the Award Agreement; provided, that (i) if the grantee’s employment with the company ceases due to death, Disability or termination by the company without Cause (each capitalized term as defined in the Award Agreement), in each case, at any time after the second anniversary of the grant date and prior to the vesting date, the grantee will become vested, if at all, in a pro-rata portion of the Award (based on actual performance over the three-year vesting period); and (ii) if the grantee’s employment with the company ceases within one year following a Change in Control (as defined in the Award Agreement) due to a termination by the company without Cause (and other than by reason of the grantee’s death or Disability) or upon the grantee’s resignation for Good Reason (as defined in the Award Agreement), such grantee will become vested in 100% of the Award and the performance goals and parameters set forth in the Award Agreement will be deemed earned at the target level based on actual performance through the date of the Change in Control as of the effective date of the Change in Control.

c.	Form Award Agreement for Stock Options
The Award Agreement for stock options contemplates that each Award will vest with respect to one-third of the stock options on each of the three anniversaries of the grant date, subject to the grantee’s continued employment through such date, and will expire on the seventh anniversary of the grant date (the “Expiration Date”); provided, that if the grantee’s employment with the company ceases for any reason, then the unvested portion of the Award will be forfeited and the vested portion of the Award may be exercised for up to six months after the termination date, unless one of the following circumstances exists: (i) if the grantee’s employment with the company ceases due to Disability (as defined in the Award Agreement), then the Award will expire on the earlier of the Expiration Date or twelve months following the termination date; (ii) if the grantee’s employment with the company ceases due to death or the grantee’s death occurs within three months following termination for any reason, then the Award will expire on the earlier of the Expiration Date or twelve months following the grantee’s death; (iii) if the grantee’s employment is terminated by the company for Cause, then the entire Award, whether or not then vested and exercisable, will be immediately forfeited and canceled as of the date of such termination; (iv) if the grantee’s employment is terminated by the company without Cause (as defined in the Award Agreement), then such grantee will become vested in a pro-rata portion of the unvested portion of the Award and the vested portion of the Award will remain exercisable until the earlier of the Expiration Date or six months after the grantee’s termination date; and (v) if the grantee’s employment with the company ceases within one year following a Change in Control (as defined in the Award Agreement) due to a termination by the company without Cause (and other than by reason of the grantee’s death or Disability) or upon the grantee’s resignation for Good Reason (as defined in the Award Agreement), such grantee will become vested in 100% of the Award and the vested portion of the Award will remain exercisable until the earlier of the Expiration Date or six months after the grantee’s termination date.

d.	Form Award Agreement for Discretionary Time-Based Restricted Stock Units
The Award Agreement for discretionary time-based RSUs contemplates that each Award will vest with respect to one-third of the RSUs subject to the Award on each of the grant date and the first two anniversaries of the grant date, subject to the grantee’s continued employment through such date; provided, that (i) if the grantee’s employment with the company ceases due to death, Disability or termination by the company without Cause (each capitalized term as defined in the Award Agreement), then such grantee will become vested in a pro-rata portion of the Award; and (ii) if the grantee’s employment with the company ceases within one year following a Change in Control (as defined in the Award Agreement) due to a termination by the company without Cause (and other than by reason of the grantee’s death or Disability) or upon the grantee’s resignation for Good Reason (as defined in the Award Agreement), such grantee will become vested in 100% of the Award.
The descriptions of the Award Agreements as set forth above are not complete and are qualified in all respects by reference to the applicable Award Agreement. Copies of the Award Agreements are attached as Exhibits 10.2 through 10.9 to this Current Report on Form 8-K and are incorporated herein by reference.
.

Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit Number	Description
10.1	InterDigital, Inc. Amended and Restated Long-Term Compensation Program
10.2	InterDigital, Inc. Term Sheet and Standard Terms and Conditions for Time-Based Restricted Stock Units (Discretionary Award)
10.3	InterDigital, Inc. Term Sheet and Standard Terms and Conditions for Time-Based Restricted Stock Units
10.4	InterDigital, Inc. Term Sheet and Standard Terms and Conditions for Performance-Based Restricted Stock Units
10.5	InterDigital, Inc. Term Sheet and Standard Terms and Conditions for Stock Options

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.
INTERDIGITAL, INC.
/s/ Jannie K. Lau
Jannie K. Lau
Executive Vice President, General Counsel and Secretary
Dated:    January 25, 2013

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	InterDigital, Inc. Amended and Restated Long-Term Compensation Program
10.2	InterDigital, Inc. Term Sheet and Standard Terms and Conditions for Time-Based Restricted Stock Units (Discretionary Award)
10.3	InterDigital, Inc. Term Sheet and Standard Terms and Conditions for Time-Based Restricted Stock Units
10.4	InterDigital, Inc. Term Sheet and Standard Terms and Conditions for Performance-Based Restricted Stock Units
10.5	InterDigital, Inc. Term Sheet and Standard Terms and Conditions for Stock Options